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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 2000 included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-33345 and 333-64231).

                                        /s/ ARTHUR ANDERSEN LLP

Tulsa, Oklahoma
April 24, 2000